UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 15, 2020

OCCIDENTAL PETROLEUM CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-9210	95-4035997
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Greenway Plaza, Suite 110 Houston, Texas (Address of Principal Executive Offices)	77046 (Zip Code)

Registrant’s Telephone Number, Including Area Code: (713) 215-7000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.20 par value	OXY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (CFR 240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On August 3, 2019, Occidental Petroleum Corporation (“Occidental”) and Total S.A. (“Total”) entered into a definitive Purchase and Sale Agreement (the “Purchase and Sale Agreement”), pursuant to which Occidental agreed to sell to Total all of the assets, liabilities, businesses and operations of Anadarko Petroleum Corporation in each of Algeria, Ghana, Mozambique and South Africa, subject to the satisfaction or waiver of certain customary closing conditions, including the receipt of required governmental approvals. Occidental has completed the sale of the Mozambique and South Africa assets to Total pursuant to the Purchase and Sale Agreement. In April 2020, subsequent to communications with Algerian government officials, Occidental determined that the sale of the Algeria assets to Total would likely not be consummated, and Occidental decided to continue operating in Algeria. The Purchase and Sale Agreement provided that the sale of the Ghana assets was conditional upon the completion of the sale of the Algeria assets, and Total has informed Occidental that it is not interested in purchasing the Ghana assets in the current circumstances.

On May 15, 2020, Total and Occidental executed a waiver of Occidental’s obligation to sell and Total’s obligation to purchase the Ghana assets pursuant to the Purchase and Sale Agreement (the “Waiver”). Occidental intends to market the sale of the Ghana assets to other third parties.

The foregoing description of the Waiver is only a summary and is qualified in its entirety by reference to the full text of the Waiver, a copy of which will be filed as an exhibit to Occidental’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2020.

Item 7.01	Regulation FD.

On May 18, 2020, Occidental issued a press release with respect to the execution of the Waiver. The press release, furnished as Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated May 18, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCCIDENTAL PETROLEUM CORPORATION

	By:	/s/ Nicole E. Clark
Nicole E. Clark
Date: May 21, 2020		Vice President, Deputy General Counsel and Corporate Secretary